Summary Prospectus	July 28, 2010

Invesco Global Dividend Growth Securities Fund

Class: A (GLBAX), B (GLBBX), C (GLBCX), Y (GLBDX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.invesco.com/prospectus/. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated July 28, 2010, are all incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective
The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.67%	0.67%	0.67%	0.67%

Distribution and/or Service (12b-1) Fees	0.25	0.22	1.00	None

Other Expenses[1]	0.39	0.39	0.39	0.39

Total Annual Fund Operating Expenses[1]	1.31	1.28	2.06	1.06

Fee Waiver[2]	0.06	0.06	0.06	0.06

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25	1.22	2.00	1.00

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.
2	The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class A shares to 1.25%, Class B shares to 2.00%, Class C shares to 2.00% and Class Y shares to 1.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$670	$931	$1,218	$2,032

Class B	624	694	890	1,543

Class C	303	634	1,097	2,380

Class Y	102	325	573	1,283

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$670	$931	$1,218	$2,032

Class B	124	394	690	1,543

Class C	203	634	1,097	2,380

Class Y	102	325	573	1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result

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MS-GDG-SUMPRO-1

in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Global Dividend Growth Securities Fund (the predecessor fund) was 85% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying equity securities of companies located in various countries around the world. The Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), seeks investments primarily in common stocks (including depositary receipts) of companies of any size with a record of paying dividends and potential for increasing dividends. In selecting investments, the Adviser employs a bottom-up investment approach that is value driven and emphasizes security selection on an individual company basis. The Adviser selects securities of issuers from a broad range of countries, which may include emerging market countries.

In selecting securities for the Fund, the portfolio managers seek to identify attractively valued issuers with market capitalization in excess of $1 billion. Initial factors considered by the portfolio managers when evaluating potential investments include an issuer’s return on equity, amount of shareholders’ capital and the percentage of earnings paid in dividends, as well as an issuer’s historic earnings stability and overall debt levels. In analyzing potential investments, the portfolio managers conduct research on issuers meeting their criteria and may communicate directly with management.

The Fund may invest up to 20% of its assets in convertible debt securities, convertible preferred securities, U.S. government securities, fixed-income securities issued by foreign governments and international organizations and investment grade corporate debt securities. Up to 15% of the Fund’s assets may be invested in emerging market securities (held either directly or in the form of depositary receipts), including up to 10% of the Fund’s assets that may be invested in local shares (shares traded in the issuer’s local or regional market). The Fund may also use forward foreign currency exchange contracts, which are derivative instruments, in connection with its investments in foreign securities. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Convertible Securities. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks. A portion of the Fund’s convertible securities investments may be rated below investment grade. Securities rated below investment grade are commonly known as junk bonds and have speculative characteristics.

Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Foreign and Emerging Market Securities. The risks of investing in foreign and emerging market securities can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts). Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed income securities go up.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and a peer group benchmark with investment objectives and strategies similar to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares have been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period. Quarterly returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

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Annual Total Returns

Class B shares year-to-date (ended June 30, 2010): (9.58)%
Best Quarter (ended June 30, 2003): 19.40%
Worst Quarter (ended September 30, 2002): -21.00%

Average Annual Total Returns (for the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class A: Inception (07/28/97)	9.48%	(2.37%)	0.58%

Class B: Inception (06/30/93)
Return Before Taxes	10.95	(1.50)	0.77
Return After Taxes on Distributions	10.20	(2.44)	0.15
Return After Taxes on Distributions and Sale of Fund Shares	8.06	(1.03)	0.75

Class C: Inception (07/28/97)	14.08	(1.99)	0.39

Class Y: Inception (07/28/97)	16.18	(0.94)	1.43

MSCI World IndexSM	29.99	2.01	(0.24)

Lipper Global Large-Cap Value Funds Avg	24.72	(0.62)	2.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service

Ingrid Baker	Portfolio Manager	2010

W. Lindsay Davidson	Portfolio Manager	2010

Erik Granade	Portfolio Manager	2010

Sargent McGowan	Portfolio Manager	2010

Anuja Singha	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by telephone at 800-959-4246.

The minimum investments for Class A, B, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

3        Invesco Global Dividend Growth Securities Fund

invesco.com/us  MS-GDG-SUMPRO-1